UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 8, 2010
SIMON WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21878	04-3081657

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 WEST CENTURY BOULEVARD, LOS ANGELES, CA	90045

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: (310) 417-4660
No change since last report
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
(a) Previous Independent Registered Public Accounting Firm
On October 8, 2010, BDO USA, LLP, formerly known as BDO Seidman, LLP (“BDO”) was dismissed as the independent registered public accounting firm of Simon Worldwide, Inc. (the “Company”). The dismissal of BDO was approved by the Company’s Audit Committee.
The reports of BDO on the Company’s financial statements as of and for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principle. With respect to qualifications as to uncertainty, the reports of BDO on the Company’s financial statements as of and for the fiscal years ended December 31, 2009 and 2008 each noted that such financial statements had been prepared based on the assumption that the Company would continue as a going concern, that there is doubt about the Company’s ability to continue as a going concern, and that such financial statements did not include any adjustments that might result from the outcome of this uncertainty.
During the Company’s fiscal years ended December 31, 2009 and 2008 and through October 8, 2010 there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the Company’s fiscal years ended December 31, 2009 and 2008 and through October 8, 2010 there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company furnished a copy of the above disclosures to BDO and requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 15, 2010, is filed as Exhibit 16.1 to this Form 8-K.
(b) New Independent Registered Public Accounting Firm
The Company’s Audit Committee engaged Ernst & Young LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending December 31, 2010. The decision to engage Ernst & Young LLP as the Company’s independent registered public accounting firm was the result of a competitive selection process.
Prior to the engagement of Ernst & Young LLP, neither the Company nor anyone on behalf of the Company consulted with Ernst & Young LLP during the Company’s fiscal years ended December 31, 2009 and 2008 and through October 8, 2010, in any manner regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (B) the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following Exhibit is furnished as part of this report:

Exhibit No.	Description
16.1	Letter from BDO dated October 15, 2010, to the Securities and Exchange Commission

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMON WORLDWIDE, INC.
By:	/s/ Greg Mays
Greg Mays
Chief Executive Officer

Dated: October 15, 2010

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from BDO dated October 15, 2010, to the Securities and Exchange Commission

4